Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
E
QUITY
G
RANT
P
RACTICES
AND
P
OLICIES
The Compensation and Human Resources Committee approves all equity grants for executive officers. Annual equity grants are typically approved during the first quarter of each fiscal year. Outside of the annual grant cycle, we may make restricted stock unit awards in connection with a new hire package, retention grant or other off-cycle
award. The Compensation and Human Resources Committee has delegated authority to the CEO and CFO to approve grants to employees below the officer level, which grants are approved on a quarterly basis. To determine the number of RSUs and PSUs to be granted, each employee’s applicable target grant date value is divided by the closing price of a share of our common stock on the grant date. The Compensation and Human Resources Committee has not granted stock options or other equity awards with a similar strike price or floor price feature since 2021. If stock options were to be granted in the future, the Company would not grant such options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock.

Award Timing Method	The Compensation and Human Resources Committee approves all equity grants for executive officers. Annual equity grants are typically approved during the first quarter of each fiscal year.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	If stock options were to be granted in the future, the Company would not grant such options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock.